                                                                     Exhibit 4.1
                                                                     -----------

     ----------                                                 -----------
       NUMBER                                                     SHARES
       ------                                                     ------
     IN
     ----------                                                 -----------


                      [INTRINSIX CORP. LOGO APPEARS HERE]

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

NASDAQ: I T R X                  COMMON STOCK                  CUSIP 46119X 10 8

This Certifies that:

                                   SPECIMEN
                                NOT NEGOTIABLE

is owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE EACH OF

     --------------------------                 ---------------------------
------------------------------- INTRINSIX CORP. --------------------------------
     --------------------------                 ---------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts, and to the Articles of Organization and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                                      COUNTERSIGNED:
-----------------------               CONTINENTAL STOCK TRANSFER & TRUST COMPANY
DATED:                                                           JERSEY CITY, NJ
-----------------------                                           TRANSFER AGENT

       [INTRINSIX CORP. CORPORATE SEAL 1995 MASSACHUSETTS APPEARS HERE]

                                      BY:

                                      AUTHORIZED OFFICER

    /s/ Brian Merks                       /s/ Jim Saber
    ---------------------                 --------------------
    SECRETARY/TREASURER                   PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                        ------------------
 JT TEN - as joint tenants with right                         (Cust)     (Minor)
          of survivorship and not as                          under Uniform
          tenants in common                                   Gifts to Minors

                                                              Act
                                                                 ---------------
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                    ------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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